SCHEDULE 14C INFORMATION STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ELVICTOR GROUP, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF ELVICTOR GROUP, INC. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ELVICTOR GROUP, INC.
Vassileos Constantinou 79
Vari, Attiki, Greece 16672
Telephone: (877) 374-4196

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

This notice and the accompanying information statement (this “Information Statement”) are being distributed on or about February __, 2026, to holders of record (the “Stockholders”) of the common stock, par value $0.0001 per share (the “Common Stock”), of Elvictor Group, Inc., a Nevada corporation (the “Company”), as of the close of business on January 30, 2026 (the “Record Date”), in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On January 30, 2026, the holders of a majority of the voting power of the Company’s outstanding voting securities (the “Majority Stockholders”) executed the written consent (“Written Consent”) approving a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of 1-for-500 (the “Reverse Stock Split”), and to make the required filing(s) with the Nevada Secretary of State (including a Certificate of Change, if applicable) to implement the Reverse Stock Split in accordance with Nevada law and the Company’s Articles and Bylaws, as further described in this Information Statement.

The Written Consent was delivered in accordance with NRS 78.320 and Section 2.9 of the Company’s Bylaws. No consent or proxies are being requested from Stockholders, and the Board is not soliciting your proxy or consent. Pursuant to Rule 14c-2 under the Exchange Act, the Reverse Stock Split will not become effective before a date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to Stockholders.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is furnished to Stockholders for informational purposes only pursuant to Section 14(c) of the Exchange Act and Regulation 14C.

The entire cost of furnishing this Information Statement will be borne by the Company.

By order of the Board of Directors of

ELVICTOR GROUP, INC.

Date: February __, 2026

/s/ Konstantinos Galanakis
By:	Konstantinos Galanakis
Title:	Chief Executive Officer and Director

ELVICTOR GROUP, INC.
Vassileos Constantinou 79
Vari, Attiki, Greece 16672
Telephone: (877) 374-4196

SCHEDULE 14C INFORMATION STATEMENT

This Information Statement is first being mailed or furnished to Stockholders on or about February __, 2026.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Why am I receiving this Information Statement? You are receiving this Information Statement because the Company has taken certain corporate actions by written consent of the holders of a majority of the voting power of the Company, in lieu of holding a meeting of Stockholders. This Information Statement is being furnished to you to inform you of those actions.

What actions have already been approved? The stockholder action approved by written consent authorizes the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio of 1-for-500 (the “Reverse Stock Split”).

What is the Company’s objective for the Reverse Stock Split? The primary purpose of the Reverse Stock Split is to increase the per-share market price of the Company’s Common Stock in order to, among other things, increase the market price per share of the Company’s Common Stock to help the Company satisfy the initial listing price requirements for quotation on the OTC Markets OTCQB, improve the marketability of its Common Stock to a broader range of investors, and reduce certain administrative burdens associated with having a large number of outstanding shares.

Do I need to do anything? No. You are not being asked to vote or take any action. If the Reverse Stock Split is implemented, Stockholders holding shares in street name should expect their positions to be adjusted automatically. Stockholders holding certificated shares may be required to exchange certificates depending on the Company’s transfer agent procedures.

When will the Reverse Stock Split become effective? The Reverse Stock Split will not become effective until (i) at least 20 calendar days after this Information Statement is first mailed or furnished to Stockholders and (ii) the Company files a Certificate of Change (or other appropriate filing) with the Nevada Secretary of State to implement the Reverse Stock Split, as permitted under NRS 78.209. The Board will determine the effective date and time (the “Effective Time”).

What is the record date? The record date for determining Stockholders entitled to receive this Information Statement is January 30, 2026 (the “Record Date”).

What is the FINRA process for implementing the Reverse Stock Split? Because the Company’s Common Stock trades on the OTC Markets (currently under the symbol “ELVG”), the Company must submit the reverse stock split as a corporate action to FINRA for processing in accordance with FINRA Rule 6490 and related requirements under SEC Rule 10b-17. The Reverse Stock Split will not be reflected in trading or stockholder accounts until FINRA processes the corporate action and the Effective Time occurs (following the Nevada filing and the 20-day waiting period under Rule 14c-2). The Company will coordinate with its transfer agent and FINRA in connection with the implementation. Stockholders do not need to take any action in connection with the FINRA process. The Company expects to file a Current Report on Form 8-K with additional information regarding the timing and mechanics of the Reverse Stock Split.

GENERAL INFORMATION

This Information Statement is being furnished in connection with actions taken by written consent pursuant to Nevada law (including NRS 78.320) and the Company’s governing documents. Under NRS 78.320 and Section 2.9 of the Company’s Bylaws (Bylaws filed as Exhibit 3.2 to the Company’s Form S-1 filed May 25, 2018), Stockholders may take action by written consent without a meeting when the required voting power is obtained. Because the Reverse Stock Split described herein has already been approved by written consent, the Company is not soliciting proxies, and no meeting of stockholders will be held.

This Information Statement is being mailed to Stockholders of record as of the Record Date. Only holders of record as of the Record Date are entitled to receive this Information Statement.

VOTING SECURITIES AND VOTE REQUIRED

The Company’s authorized capital stock consists of 700,000,000 shares of Common Stock, par value $0.0001 per share, as set forth in the Company’s Articles of Incorporation, as amended and restated (original Articles filed as Exhibit 3.1 to the Company’s Form S-1 filed May 25, 2018, as subsequently amended).

As of the date of this Information Statement, the Company had 414,448,757 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

Approval of the Reverse Stock Split required the affirmative vote (or written consent) of holders of at least a majority of the voting power of the Company’s outstanding voting securities entitled to vote on the matter.

On January 30, 2026, the Majority Stockholders (as defined below) executed a written consent approving the Reverse Stock Split.

SUMMARY OF OUTSTANDING CAPITALIZATION BEFORE & AFTER THE REVERSE STOCK SPLIT

Class of Stock	Authorized Before and After the Reverse Stock Split	Issued and Outstanding Shares Before the Reverse Stock Split	Issued and Outstanding Shares After the Reverse Stock Split
Common Stock	700,000,000	414,448,757	828,898	*
Preferred Stock	0	0	0
Total Voting Power	-	414,448,757 votes	828,898 votes	*

Note on Rounding:

*	The number of shares and votes after the Reverse Stock Split is an estimate. No fractional shares will be issued; instead, the Company will round up fractional interests to the nearest whole share.

MAJORITY STOCKHOLDER CONSENT

For purposes of this Information Statement, the “Majority Stockholders” means the holders of record and/or beneficial owner(s) of shares representing a majority of the voting power of the Company’s outstanding voting securities entitled to vote on the Reverse Stock Split. The Majority Stockholders, holding approximately 90.30% of the voting power, approved the Reverse Stock Split by Written Consent, without a meeting and without a vote of the remaining stockholders, on January 30, 2026. Therefore, no meeting and no further action by other stockholders is required.

THE REVERSE STOCK SPLIT

Overview

Upon effectiveness of the Reverse Stock Split (the “Effective Time”), each 500 shares of issued and outstanding Common Stock will automatically be combined and reclassified into one (1) share of Common Stock at the Effective Time. The Reverse Stock Split will affect all holders of Common Stock uniformly and will not change any stockholder’s percentage ownership in the Company, except for adjustments that may result from the rounding up of fractional shares.

Purpose and Background

The Board believes the Reverse Stock Split may, among other things, increase the market price per share of the Company’s Common Stock to help the Company satisfy the initial listing price requirements for quotation on the OTC Markets OTCQB, improve the marketability of its Common Stock to a broader range of investors, and reduce certain administrative burdens associated with having a large number of outstanding shares.

There can be no assurance that the Reverse Stock Split will increase the market price of the Company’s Common Stock, that any price increase will be sustained, or that the Company will satisfy all other requirements for initial listing price requirements for quotation on the OTC Markets OTCQB.

Effect on Outstanding Shares; Illustrative Example

The Reverse Stock Split will reduce the number of shares of Common Stock issued and outstanding by a ratio of 1-for-500. Therefore, the number of shares of Common Stock outstanding will decrease from 414,448,757 to approximately 828,898 shares (subject to rounding up of fractional shares).

Authorized Shares; Par Value

The Reverse Stock Split will not change the number of authorized shares of Common Stock (700,000,000) or the par value of the Common Stock ($0.0001).

Authorized but Unissued Shares

Following the Reverse Stock Split, the Company’s authorized but unissued shares of Common Stock will increase from 285,551,243 to approximately 699,171,102 based on approximately 828,898 shares outstanding (subject to rounding up of fractional shares).

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will round up fractional interests to the nearest whole share.

Effect on Options, Warrants, and Convertible Securities

If the Company has outstanding options, warrants, or convertible securities, the Reverse Stock Split is expected to proportionately adjust the number of shares of Common Stock issuable upon exercise or conversion and the applicable exercise or conversion prices, in accordance with the terms of the applicable instruments.

Trading Market; CUSIP; Transfer Agent

The Company’s Common Stock currently trades on the OTC Markets OTCID Market under the symbol “ELVG.” Following FINRA processing of the Reverse Stock Split, the Company expects its Common Stock to trade under the symbol “ELVGD” for 20 business days. After which, the Company expects its symbol to return to its current symbol “ELVG”. The Company expects that a new CUSIP number will be assigned to the post-split Common Stock.

The transfer agent for the Company’s Common Stock is Dynamic Stock Transfer Inc., Address 15233 Ventura Blvd., Suite 710, Sherman Oaks, CA 91403, USA.

No Appraisal or Dissenter’s Rights

The holders of Common Stock are not entitled to appraisal or dissenters’ rights under Nevada law in connection with the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences (Summary)

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of Common Stock. This summary is for general information only and does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s personal circumstances. Stockholders are urged to consult their own tax advisors regarding the U.S. federal, state, local, and non-U.S. tax consequences of the Reverse Stock Split.

In general, a Reverse Stock Split of Common Stock should be treated as a tax-free recapitalization for U.S. federal income tax purposes. Accordingly, a U.S. holder generally should not recognize gain or loss as a result of the Reverse Stock Split. The aggregate tax basis of the shares of Common Stock received by a U.S. holder in the Reverse Stock Split generally should be equal to the U.S. holder’s aggregate tax basis in the shares of Common Stock surrendered, and the holding period of the shares received generally should include the holding period of the shares surrendered.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as described in this Information Statement, no director or executive officer of the Company has a substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all other stockholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of the date of this Information Statement by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company’s directors and executive officers, and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Elvictor Group, Inc., Vassileos Constantinou 79, Vari, Attiki, Greece 16672.

Name	Title of Class	Number of Shares of Common Stock Beneficially Owned	% of Class	% of Total Voting Power
Konstantinos Galanakis, Chief Executive Officer and Director	Common Stock	217,838,487	52.56%	52.56%
Stavros Galanakis, Chairman of the Board of Directors and Vice President	Common Stock	156,421,400	37.74%	37.74%
Christodoulos Tzoutzakis, Chief Operating Officer and Chief Technology Officer	Common Stock	109,091	*	*
All executive officers and directors as a group (three individuals)	Common Stock	374,368,978	90.30%	90.30%

Notes:

(1)	Percentage ownership is based on 414,448,757 shares of Common Stock outstanding as of the date of this Information Statement. (2) Unless otherwise indicated, each person listed has sole voting and investment power with respect to the shares shown. (3) An asterisk (*) indicates beneficial ownership of less than 1%.

HOUSEHOLDING OF INFORMATION STATEMENT MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers, banks, and other nominees to satisfy the delivery requirements for information statements by delivering a single information statement addressed to multiple stockholders sharing the same address, unless such stockholders have provided contrary instructions. Stockholders who share an address and wish to receive separate copies of this Information Statement may request separate copies by contacting the Company at:

ELVICTOR GROUP, INC.
Vassileos Constantinou 79
Vari, Attiki, Greece 16672
Telephone: (877) 374-4196

or through their broker, bank, or other nominee.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement information we file with the SEC, which means we can disclose important information to you by referring you to those documents. Any information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below that we have filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”):

1.	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 14, 2025.

2.	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, filed with the SEC on May 15, 2025, August 8, 2025, and November 14, 2025, respectively.

3.	Our Current Reports on Form 8-K filed with the SEC since December 31, 2024, and prior to the date of this Information Statement, excluding any information furnished rather than filed (including under Items 2.02 or 7.01) unless expressly stated otherwise.

4.	Any other reports, proxy statements or information statements we filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the documents listed above and before the date this Information Statement is first mailed or furnished to Stockholders.

In addition, we incorporate by reference all documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and before the date the matters described herein are effected, except as may be otherwise stated in such filings. Any statement contained in a document incorporated by reference will be deemed modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement, or in any subsequently filed document that is incorporated by reference, modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

You may obtain copies of the documents incorporated by reference, without charge, by written or oral request to:

Elvictor Group, Inc.
Vassileos Constantinou 79
Vari, Attiki, Greece 16672
Telephone: (877) 374-4196
Attn: Konstantinos Galanakis, Chief Executive Officer and Director

You can also access these documents at the SEC’s website at www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934. You may read and copy any reports, statements, or other information that the Company files with the SEC at the SEC’s public reference room and on the SEC’s website. The Company also makes certain disclosures available through OTC Markets.

The entire cost of furnishing this Information Statement will be borne by the Company.

SIGNATURE

Dated: February __, 2026

By Order of the Board of Directors

/s/ Konstantinos Galanakis
By:	Konstantinos Galanakis
Title	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
3.1	Form of Certificate of Change to the Articles of Incorporation

99.1	Form of Written Consent of Majority Stockholders